November 25, 2008

DREYFUS FOUNDERS DISCOVERY FUND

Supplement to Prospectus Dated May 1, 2008 (as previously supplemented)

Effective as of the close of business on February 2, 2009 (the “Closing Date”), Dreyfus Founders Discovery Fund will be closed to any investments for new accounts, except as follows:

  New accounts may be opened by participants in group employer retirement plans (and their successor plans), provided that the plan sponsor is approved by Dreyfus and has established the Fund as an investment option in the plan by the close of business on the Closing Date;
  New accounts may be opened by wrap programs that have established the Fund as an investment option under the wrap program by the close of business on the Closing Date; and
  New accounts may be opened for the Fund’s primary portfolio managers and Fund Board members who do not have existing accounts.

Shareholders of the Fund as of the Closing Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Fund accounts.

Fund shareholders whose accounts have a zero balance on or after the Closing Date will be prohibited from reactivating the account or opening a new account, except that investors with zero balance accounts held under wrap fee programs or group employer retirement plans that were established by the close of business on the Closing Date may continue to make investments in such accounts. Financial institutions maintaining omnibus accounts with the Fund will be prohibited from accepting purchase orders from new investors after the Closing Date. After the Closing Date, investors may be required to demonstrate eligibility to buy shares of the Fund before an investment is accepted. The Fund’s Board of Directors reserves the right to reopen the Fund to new investors after the Closing Date, should circumstances change.